                               POWER OF ATTORNEY

    I, the undersigned Director/Officer of TCF Financial Corporation, a Delaware corporation, do hereby name, constitute and appoint Lynn A. Nagorske and Gregory
J. Pulles, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director/Officer of TCF Financial Corporation to sign and execute a Registration Statement on Form S-4, any pre-effective amendments thereto and any post-effective amendments thereto, relating to the registration with the Securities and Exchange Commission of up to 6,000,000 shares of Common Stock, par value $.01 per share, of TCF Financial Corporation in connection with the transactions contemplated by the Agreement and Plan of Reorganization dated March16, 1997 by and between TCF Financial Corporation and Standard Financial, Inc.

    Executed this 28th day of April, 1997.

/s/ WILLIAM A. COOPER                      /s/ LUELLA G. GOLDBERG
----------------------------------------   ----------------------------------------
William A. Cooper                          Luella G. Goldberg
Chairman of the Board, Chief Executive     Director
Officer and Director

/s/ THOMAS A. CUSICK                       /s/ DANIEL F. MAY
----------------------------------------   ----------------------------------------
Thomas A. Cusick                           Daniel F. May
Vice Chairman of the Board and Director    Director

/s/ ROBERT E. EVANS                        /s/ THOMAS J. MCGOUGH
----------------------------------------   ----------------------------------------
Robert E. Evans                            Thomas J. McGough
Vice Chairman of the Board and Director    Director

/s/ LYNN A. NAGORSKE                       /s/ MARK K. ROSENFELD
----------------------------------------   ----------------------------------------
Lynn A. Nagorske                           Mark K. Rosenfeld
President, Chief Operating Officer and     Director
Treasurer

/s/ BRUCE G. ALLBRIGHT                     /s/ RALPH STRANGIS
----------------------------------------   ----------------------------------------
Bruce G. Allbright                         Ralph Strangis
Director                                   Director

/s/ RUDY E. BOSCHWITZ                      /s/ RONALD A. WARD
----------------------------------------   ----------------------------------------
Rudy E. Boschwitz                          Ronald A. Ward
Director                                   Director

                                           /s/ WILLIAM F. BIEBER
----------------------------------------   ----------------------------------------
Robert J. Delonis                          William F. Bieber
Director                                   Director

/s/ JOHN M. EGGEMEYER, III
----------------------------------------
John M. Eggemeyer, III
Director